CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Institutional Mutual Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 24, 2005           /s/George R. Aylward
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                                     George R. Aylward, Executive Vice President
                                     (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Institutional Mutual Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 24, 2005           /s/Nancy G. Curtiss
      -----------------------        -------------------------------------------
                                     Nancy G. Curtiss, Treasurer
                                     (principal financial officer)